SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

August 30, 2007

ALLIANCE DATA SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17655 WATERVIEW PARKWAY

DALLAS, TEXAS 75252

(Address and Zip Code of Principal Executive Offices)

(972) 348-5100

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.	Other Events.

In connection with and in anticipation of the Agreement and Plan of Merger (the “Merger Agreement”) dated as of May 17, 2007, by and among Alliance Data Systems Corporation (the “Company”), Aladdin Holdco, Inc. (“Parent”), and Aladdin Merger Sub, Inc. (“Merger Sub”), Blackstone Management Partners V, L.L.C. (“Blackstone”), an affiliate of The Blackstone Group, entered into a confidentiality agreement dated March 13, 2007 (the “Confidentiality Agreement”) with the Company. The Confidentiality Agreement, among other things, prohibits Blackstone and its affiliates from acquiring any securities of the Company or any of its subsidiaries for a period of two years from the date of the Confidentiality Agreement.

In order to allow Blackstone or its affiliates to purchase the common stock of the Company prior to the consummation of the transaction contemplated by the Merger Agreement (the “Transaction”), on August 30, 2007, the Company entered into a letter agreement (the “Agreement”) with Blackstone. Pursuant to the Agreement the Company waived the provisions of the Confidentiality Agreement and any other agreements to which the Company or its affiliates is a party, as necessary solely to permit Blackstone or its affiliates (including Parent and Merger Sub) to purchase, in the aggregate, up to 5.0% of the outstanding common stock of the Company in open market, privately negotiated or other transactions. Neither Blackstone nor any of its affiliates have committed to make any such purchases but seek the flexibility to do so based on market conditions. The Agreement does not waive or modify any other terms of the Confidentiality Agreement or any terms of the Merger Agreement, and the parties’ rights and obligations under the Merger Agreement remain in full force and effect.

Consummation of the Transaction is contingent upon the receipt of regulatory approvals and the satisfaction or waiver of other customary closing conditions. Several of the major conditions required to close the Transaction have been satisfied. On August 8, 2007, the stockholders of the Company, voting at a special meeting of the Company’s stockholders, adopted the Merger Agreement. The Transaction has received all required antitrust clearances, including early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the granting of an advance ruling certificate under the Competition Act (Canada) and clearance under the German Act against Restraints of Competition.

The closing of the Transaction is subject to the approval of the Federal Deposit Insurance Corporation and the Utah Department of Financial Institutions with respect to the change of control of the Company’s industrial bank and the approval of the Office of the Comptroller of Currency with respect to the change of control of the Company’s credit card bank (together, the “Bank Approvals”). On August 14, 2007, Parent notified the Company that it had determined that there is a reasonable prospect that the Bank Approvals will be obtained. The Company and Parent are continuing to seek the Bank Approvals. However, if the Bank Approvals are not obtained by October 17, 2007, the Merger Agreement provides that the Company will take certain actions with respect to the industrial bank in order to facilitate the closing of the Transaction. In accordance with the terms of the Merger Agreement, upon the receipt of the last required Bank Approval a twenty business day marketing period will commence that Parent may use to complete its financing for the Transaction. Parent is required to close the Transaction by the last day of this marketing period. As described in the Company’s definitive proxy statement dated July 5, 2007, Parent has received debt and equity commitments for the full amount necessary to complete the Transaction. The Merger Agreement does not contain a financing condition. The parties currently anticipate that the Transaction will be completed in the fourth quarter.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this report by reference.

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On August 31, 2007, Alliance Data issued a press release announcing that the Company had entered into the Agreement. A copy of the press release is filed as Exhibit 99.2 to this Report on Form 8-K.

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. Such risks include, without limitation, the ability of the parties to the Merger Agreement being able to satisfy the conditions to closing specified therein.

If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this news release reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding The Company’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Letter Agreement dated August 30, 2007 between Alliance Data Systems Corporation and Blackstone Management Partners V, L.L.C.

99.2	Press release dated August 31, 2007 regarding entry into the Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: August 31, 2007	By:	/s/ Edward J. Heffernan
Edward J. Heffernan
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Letter Agreement dated August 30, 2007 between Alliance Data Systems Corporation and Blackstone Management Partners V, L.L.C.

99.2	Press release dated August 31, 2007 regarding entry into the Agreement.

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